UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 25, 2005
(Date of earliest event reported)

ROHM AND HAAS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3507	23-1028370

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Independence Mall West, Philadelphia, Pennsylvania		19106

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 592-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On May 25, 2005, Rohm and Haas Company issued a press release announcing the approval of a restructuring initiative. A copy of that release is being furnished to the SEC as exhibit 99.1 to this form, and the information required by this item is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS

EXHIBIT 99.1 — Press release dated May 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROHM AND HAAS COMPANY (Registrant)
/s/ Jacques M. Croisetiere
Jacques M. Croisetiere
Vice President and Chief Financial Officer

Date: May 25, 2005

Exhibit Index

99.1	Press release dated May 25, 2005